SECURITIES AND EXCHANGE COMMISSION
                   Washington, D. C.  20549

                           FORM 8-K


     Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Act of 1934


Date of Report (Date of earliest event reported): November 12, 1999.(May 25, 1999)


                     WESTVACO CORPORATION
    (Exact name of registrant as specified in its charter)



  DELAWARE                   1-3013             13-1466285
(State or other           (Commission        (I.R.S. Employer
 jurisdiction             File Number)      Identification No.)
of incorporation)



      299 PARK AVENUE, NEW YORK, NEW YORK           10171
   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code
(212) 688-5000




Item 5.   Other Events.

On November 5, 1999, pursuant to a resolution of the Board of Directors adopted on April 27, 1999, the management of Westvaco Corporation (the "Company") approved on behalf of the Company the issuance in an underwritten public offering of $400,000,000 in notes comprised of $200,000,000 aggregate principal amount of 6.85% Notes due November 15, 2004 and $200,000,000 aggregate principal amount of 7.10% Notes due November 15, 2009. This amount is part of a total of $600,000,000 of debt securities authorized by the Board, the issuance of which is covered under a Registration Statement of Form S-3 (Registration No. 333-79267) and under a related Prospectus date May 25, 1999. The issuance of a total of $400,000,000 of notes in two series, as approved on November 5, 1999, is covered in addition by a related Prospectus Supplement dated November 5, 1999.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (c)  Exhibits.

     The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

     Exhibit 1, Form of Underwriting Agreement dated as of November 5, 1999 between Westvaco and Goldman, Sachs & Co.; Bear, Stearns & Co. Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Banc of America Securities LLC; BNY Capital Markets, Inc.; Chase Securities Inc.; J. P. Morgan Securities Inc. and Salomon Smith Barney Inc.

     Exhibit 4(a), Indenture dated as of March 1, 1983 between Westvaco Corporation and Irving Trust Company (now The Bank of New York). Trustee (incorporated by reference to the Company's Registration Statement on form 8-A (File No. 1-
     3013) dated January 24, 1984).

     Exhibit 4(b)(1), Form of 6.85% Note due November 15, 2004.

     Exhibit 4(b)(2), Form of 7.10% Note due November 15, 2009.

     Exhibit 4(c), Resolutions of Westvaco's Board of Directors adopted at a meeting held April 27, 1999, certified by the Secretary of the Company.



               SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    WESTVACO CORPORATION

                              By

                    John W. Hetherington
                    Vice President and Secretary

November 12, 1999


           EXHIBIT INDEX

                                                        Page No.

Exhibit 1, Form of Underwriting Agreement dated November 5, 1999 between Westvaco and Goldman, Sachs & Co.; Bear, Stearns
     & Co. Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Banc of America Securities LLC; BNY Capital Markets, Inc.; Chase Securities Inc.; J. P. Morgan Securities Inc. and Salomon Smith Barney Inc.

Exhibit 4(a). Indenture dated as of March 1, 1983 between
     Westvaco Corporation and Irving Trust Company (now The Bank of New York). Trustee (incorporated by reference to the Company's Registration Statement on form 8-A (File No. 1-
     3013) dated January 24, 1984).

Exhibit 4(b)(1). Form of 6.85% Sinking Fund Debenture due November 15, 2004.

Exhibit 4(b)(2). Form of 7.10% Sinking Fund Debenture due November 15, 2009.

Exhibit 4(c), Resolutions of Westvaco's Board of Directors adopted at a meeting held April 27, 1999, certified by the Secretary of the Company.




                                             Exhibit 1


                 WESTVACO CORPORATION
               (a Delaware Corporation)


                   Debt Securities


                UNDERWRITING AGREEMENT

                                           November 5, 1999

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Banc of America Securities LLC
BNY Capital Markets, Inc.
Chase  Securities Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
c/o  Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004

Dear Sirs:

Westvaco Corporation, a Delaware corporation (the "Company"), proposes to issue and sell up to $400,000,000 aggregate principal amount of its debt securities (the "Securities") in one or more fixed price offerings on terms determined at the time of sale. The Securities will be issued under an indenture dated as of March 1, 1983 (the "Indenture") between the Company and The Bank of New York (formerly known as Irving Trust Company), as Trustee. Each issue of Securities may vary as to aggregate principal amount, maturity date, interest rate or rates and timing of payments thereof, redemption provisions and sinking fund requirements, if any, and any other variable terms which the Indenture contemplates may be set forth in the Securities as issued from time to time.

Each underwritten offering of Securities will be made through you or through an underwriting syndicate managed by you. Whenever the Company determines to make such an offering of Securities, it will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters", which term shall include you whether acting alone in the sale of Securities or as members of an underwriting syndicate). The Terms Agreement relating to each offering of Securities shall specify the principal amount of Securities to be issued and their terms not otherwise specified in the Indenture, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof) and the principal amount of Securities which each severally agrees to purchase, the names of such other Underwriters, if any, acting as co-managers with you in connection with such offering, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, any delayed delivery arrangements and the time and place of delivery and payment. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Securities.

The Company has filed with the Securities and Exchange
Commission (the "Commission") a registration statement on Form S-3 (No. 333-79267) relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933 (the "1933 Act") and has filed such amendments thereto as may have been required to the date hereof. Such registration statement as amended has been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement as amended and the prospectus relating to the sale of Securities by the Company constituting a part thereof, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement to the Prospectus prepared pursuant to Section 3(a) hereof (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering of Securities to which it relates.

     Section 1. Representations and Warranties. The Company represents and warrants to you as of the date hereof, and to each Underwriter named in a Terms Agreement as of the date thereof (in each case the "Representation Date"), as follows:

     (a) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, complied in all material respects with the requirements of the 1933 Act, the rules and regulations thereunder (the "Regulations") and the 1939 Act. The Registration Statement, at the time the Registration Statement became effective and as of the applicable Representation Date, did not, and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, did not, and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through you expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1), of the Trustee under the Indenture.

     (b) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations thereunder, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (c) The accountants who certified the financial statements included in the Registration Statement are independent public accountants as required by the 1933 Act and the Regulations.

     (d) The financial statements incorporated by reference in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, during the periods involved.

     (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (B) there have been no material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business.

     (f) Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them or their properties may be bound; and the execution and delivery of this Agreement, the Indenture and each Terms Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, the certificate of incorporation or by-laws of the Company or any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, loan agreement or lease to which the Company or any of its subsidiaries is a party or by which it may be bound, by any law, administrative regulation or court decree.

     (g) The Securities have been duly authorized for issuance and sale pursuant to this Agreement (or will have been so authorized prior to each issuance of Securities) and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and of the Indenture against payment of the consideration therefor in accordance with this Agreement, the Securities will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights and will be entitled to the benefits provided by the Indenture, which will be substantially in the form heretofore delivered to you.

Any certificate signed by any officer of the Company and delivered to you or counsel for the Underwriters in connection with an offering of Securities shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to each Underwriter participating in such offering.

     Section 2. Purchase and Sale. The several commitments of the Underwriters to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.
Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, or at such other place as shall be agreed upon by you and the Company, at 9:00 A M., New York City time, on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern Time) on any given day) business day (unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or such other time as shall be agreed upon by you and the Company (each such time and date being referred to as a "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company against delivery to you for the respective accounts of the Underwriters of the Securities to be purchased by them. Such Securities shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time. Such Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to Closing Time.

If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Securities for which Delayed Delivery Contracts are made at Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. At Closing Time the Company will enter into Delayed Delivery Contracts (for not less than the minimum principal amount of Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity of performance of Delayed Delivery Contracts.

You are to submit to the Company, at least three business days prior to Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the principal amount of Securities to be purchased by each of them, and the Company will advise you, at least two business days prior to Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Securities to be covered by each such Delayed Delivery Contract.

The principal amount of Securities agreed to be purchased by the respective Underwriters pursuant to the applicable Terms Agreement shall be reduced by the principal amount of Securities covered by Delayed Delivery Contracts as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the total amount of Securities covered by the applicable Terms Agreement, less the principal amount of Securities covered by Delayed Delivery Contracts.

     Section 3.     Covenants of the Company.  The Company
covenants with you, and with each Underwriter participating in the applicable offering of Securities, as follows:

            (a) Immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Securities covered thereby and their terms not otherwise specified in the Indenture, the names of the Underwriters participating in the offering and the principal amount of Securities which each severally has agreed to purchase, the names of any Underwriters acting as co-managers with you in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the Regulations and will use its best efforts to furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as the Underwriters shall reasonably request, prior to 10:00 a.m. New York City time on the business day next succeeding the date of the applicable Terms Agreement. Thereafter, the Company will furnish to the Underwriters as many copies of the Prospectus and the Prospectus Supplement as the Underwriters may from time to time reasonably request.

            (b)    If at any time when the Prospectus is
required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

            (c) The Company will make generally available to its security holders, in each case as soon as practicable, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act), covering (i) a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the date of each Terms Agreement and each filing under the 1934 Act of an annual report of the Company on Form
10-K.

            (d) The Company will give you notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933 Act, or otherwise, will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form in which you or your counsel shall reasonably object.

            (e)    The Company will notify each of you
immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement,
(ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

            (f) The Company will deliver to you as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request and will also deliver to you a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

            (g) The Company will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service or to qualify as a foreign corporation or as a dealer of securities in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been qualified as above provided, the Company will file such statements and reports as may be required by the laws of such jurisdiction.

            (h)    The Company, during the period when the
Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

            (i) Between the date of any Terms Agreement and termination of any trading restrictions as notified by you to the Company or Closing Time, whichever is later, with respect to the Securities covered thereby, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year, including additional Securities.

            (j) The Company will for a period of five years from the effective date of the Registration Statement furnish direct to you and to each Underwriter participating in the applicable offering of Securities, upon request, as soon as the same shall be sent to stockholders, copies of any annual or interim reports of the Company to its stockholders, and it will also furnish you, upon request, the following:

               (1) as soon as available, copies of any report which the Company shall file with the Commission or mail to stockholders; and

               (2) such other information as you may reasonably request which affects the holders of the applicable Securities.

     Section 4. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase Securities pursuant to any Terms Agreement are subject to the accuracy of and compliance with the representations and warranties of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following conditions:

            (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred stock of the Company as of the date of the applicable Terms Agreement shall not have been lowered since that date nor shall any such rating agency have publicly announced that it has placed any debt securities or preferred stock of the Company on what is commonly termed a "watch list" for possible downgrading and (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

            (b) At the applicable Closing Time you shall have received:

               (1)  The favorable opinion, dated as of the
applicable Closing Time of Wendell L. Willkie, II, Esq., Senior Vice President and General Counsel of the Company, in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, to the effect that:

                 (i)    The Company has been incorporated in
accordance with, and is validly existing as a corporation in good standing under, the laws of the State of Delaware.
                 (ii)   The Company has corporate power and
authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

                 (iii)  The Company is qualified as a foreign
corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification; and each wholly-owned subsidiary of the Company has been organized in accordance with, and is validly existing and in good standing under, the laws of its jurisdiction of incorporation.

                 (iv)   This Agreement, the applicable Terms
Agreement, and the Delayed Delivery Contracts, if any, have been authorized, executed and delivered by the Company.

                 (v)    The Indenture has been authorized,
executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights.

                 (vi)   The Securities covered by the
applicable Terms Agreement are in the form contemplated by the Indenture, have been authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment pursuant to this Agreement, as supplemented by the applicable Terms Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights and will be entitled to the benefits of the Indenture.

                 (vii)  The Indenture and the Securities
covered by the applicable Terms Agreement conform in all material respects to the descriptions thereof in the Prospectus and the applicable Prospectus Supplement.

                 (viii) The Indenture is qualified under the 1939 Act.

                 (ix)   The Registration Statement is effective
under the 1933 Act and, to the best of the knowledge and information of such counsel, no proceedings for a stop order have been instituted or threatened under Section 8(d) of the 1933 Act.

                 (x) The Registration Statement (other than the financial statements included therein, as to which no opinion need be rendered) appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1939 Act, and the Regulations, and nothing has come to the attention of such counsel that would lead such counsel to believe that the Registration Statement, at the time it became effective, or if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as amended or supplemented at Closing Time, contained or contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (xi)   Each document, if any, filed pursuant
to the 1934 Act (other than the financial statements included therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus, appeared on its face to be appropriately responsive when so filed in all material respects with the 1934 Act and the rules and regulations thereunder (the "1934 Act Regulations").

                 (xii)  To the best of the knowledge and
information of such counsel, there are no contracts, indentures, mortgages, loan agreements, leases or other documents of a character required to be filed as exhibits to the Registration Statement other than those filed or incorporated by reference as exhibits to the Registration Statement.

                 (xiii) To the best of the knowledge and
information of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries which are required to be disclosed in the Registration Statement, other than those discussed therein, and the information set forth therein to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct; and

                 (xiv)  The issuance of the Securities by the
Company will not conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument actually known to such counsel to which the Company or any of its subsidiaries is a party or constitute a default under any such agreement or instrument.

               (2) The favorable opinion or opinions, dated as of the applicable Closing Time, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the matters set forth in (i) and (iv) to (x), inclusive, of subsection (b)(1) of this Section.

           (c)At the applicable Closing Time (i) there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement and other than as contemplated therein, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (ii) there shall not have been subsequent to the date of the applicable Terms Agreement and transactions entered into by the Company or any of its subsidiaries other than transactions in the ordinary course of business or transactions referred to in the Registration Statement or transactions which are not material in relation to the Company and its subsidiaries considered as one enterprise; (iii) since the date of the applicable Terms Agreement neither the Company nor any of its subsidiaries shall have sustained a loss of, or damage to, its properties (whether or not insured) which would materially adversely affect the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise; and (iv) except as otherwise stated in the Registration Statement and Prospectus, no action, suit or proceeding, at law or in equity, shall be pending or to the knowledge of the Company threatened against or affecting the Company or any of its subsidiaries, and no proceedings shall be pending or to the knowledge of the Company threatened against the Company or any of its subsidiaries before or by any governmental commission, board or other administrative agency, wherein an unfavorable decision, ruling or finding would materially adversely affect the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise. Compliance with the provisions of
(i) to (iv), inclusive, of this subsection shall be evidenced by a certificate of the Chairman, President and Chief Executive Officer, an Executive Vice President, or a Senior Vice President of the Company delivered to you at such Closing Time. Such certificate shall also state that the other representations and warranties contained in Section 1 hereof are true and correct with the same effect as though such Closing Time were a Representation Date.

            (d)    You shall have received from
PricewaterhouseCoopers LLP a letter, dated as of the applicable
Closing Time and delivered at such time, in form heretofore agreed to (based upon the draft letter heretofore delivered).

            (e) At the applicable Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

            (f) The Company shall have complied with the provisions of Section 3(a) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of the applicable Terms Agreement.

     If any of the conditions specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by such of you as may be named in such Terms Agreement by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

     Section 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the registration statement and all amendments thereto, and the printing of this Agreement and each Terms Agreement, (ii) the preparation, issuance and delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants related to the registration statement and prospectus and all amendments or supplements thereto, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey,
(v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the registration statement and all amendments thereto, of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Indenture and any Blue Sky Survey and Legal Investment Survey to be prepared by counsel for the Underwriters, (vii) the fees of rating agencies and (viii) the fees and expenses, if any, incurred in connection with the listing of the Securities on the New York Stock Exchange.

     If a Terms Agreement is terminated by such of you as are named therein in accordance with the provisions of Section 4 or clause (i) of Section 9, the Company shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person if any, who controls any Underwriter within the meaning of Section
15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any such preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or was made in reliance upon the Form T-1 of the Trustee under the Indenture;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever contemplated by this Section, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever which, in any such case, is based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (other than any fees and expenses of counsel described in the fourth and fifth sentences of subsection (c) of this
Section 6) reasonably incurred in investigation preparing or defending against any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its officers who signed the Registration Statement, and each of its directors and each person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act to the same extent as the foregoing indemnity from the Company, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) or a preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unavailable to the Underwriters other than in accordance with its terms, the Company and the Underwriters of each offering of Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of such Underwriters in respect of such offering in such proportions as will reflect the relative benefits from the offering of such Securities received by the Company on the one hand and by such Underwriters on the other hand, provided that if the Securities are offered by Underwriters at an initial public offering price set forth in a Prospectus Supplement, the relative benefits shall be deemed to be such that the Underwriters shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in such Prospectus Supplement bears to the initial public offering price appearing therein and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company. The Underwriters' obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting commitments as set forth in the applicable Terms Agreement, and not joint.

     Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of any Securities to the Underwriters.

     Section 9. Termination. This Agreement may be terminated for any reason at any time by either the Company or you upon giving of thirty days' written notice of such termination to the other party hereto. You may also terminate such Terms Agreement, immediately upon notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred stock of the Company as of the time any applicable Terms Agreement was entered into shall have been lowered since that time or if any such rating agency shall have publicly announced that it has placed any debt securities or preferred stock of the Company on what is commonly termed a "watch list" for possible downgrading. In the event of any such termination,
(x) the covenants set forth in Section 3 with respect to any offering of Securities shall remain in effect so long as any Underwriter owns any such Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(c), the provisions of Section 5, the indemnity agreement set forth in Section 6, the contribution provisions set forth in Section 7, and the provisions of Sections 8 and 13 shall remain in effect.

     Section 10. Default. If one or more of the Underwriters participating in an offering of Securities shall fail at the applicable Closing Time to purchase the Securities which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Securities"), then you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the nondefaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours you shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

          (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

          (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate, without any liability on the part of any non-defaulting Underwriter or the Company.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement and the applicable
Terms Agreement.

     In the event of a default by any Underwriter or Underwriters as set forth in this Section, either you or the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

     Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you at 85 Broad Street, New York, New York 10004, attention of Registration Department; notices to the Company shall be directed and confirmed to it at 299 Park Avenue, New York, New York 10171, attention of Wendell L. Willkie, II, Senior Vice President and General Counsel.

     Section 12. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company, and any Terms Agreement shall inure to the benefit of and be binding upon the Company and any Underwriter who becomes a party to a Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or a Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or a Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof or thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 13.    Governing Law.  This Agreement and each
Terms Agreement shall be governed by the laws of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and us in accordance with its terms.

                              Very truly yours,
                              WESTVACO CORPORATION

                              By
                              Senior Vice President


Confirmed and Accepted,
as of the date first above written:
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Banc of America Securities LLC
BNY Capital Markets, Inc.
Chase  Securities Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
By: Goldman, Sachs & Co.

By:
     Name:
     Title:


                                        Exhibit A


               WESTVACO CORPORATION
                 Debt Securities
                 TERMS AGREEMENT

                                         Dated:        , 1999

To:  WESTVACO CORPORATION
     299 Park Avenue
     New York, New York 10171

Re:  Underwriting Agreement dated November 5, 1999.

Title of Security:                      %    ,    .

Principal amount to be issued:  $       .

Current ratings: A3 (Moody's); A- (Standard & Poor's).

Interest rate: % Payable:          and       , commencing
,    .
Date of maturity:   ,    .

Public offering price:   % plus accrued interest from       ,
 .
Purchase price:      % plus accrued interest from      ,
(payable in next day funds).

Closing date and location:              ,         ;
Cahill Gordon & Reindel, 80 Pine Street, 17th Floor, New York,
New York 10005.

Co-Managers: Goldman, Sachs & Co.,  Bear, Stearns & Co. Inc.,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Banc of America Securities LLC, BNY Capital
Markets, Inc., Chase Securities Inc., J.P. Morgan Securities
Inc. and Salomon Smith Barney Inc.


     Each Underwriter severally agrees, subject to the terms and provisions of the above-referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the principal amount of Securities set forth opposite its name.


Name                                         Principal Amount
Goldman, Sachs & Co.                         $
Bear, Stearns & Co. Inc..
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
Banc of America Securities LLC,
BNY Capital Markets, Inc.
Chase Securities Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.


Total                                        $


Redemption provisions: Redeemable at any time during twelve
month periods beginning                                  , in
whole or in part, at redemption prices declining to par on and
after                                .  Non-refundable prior to
                      through application of borrowed funds
having an interest cost of less than          %.

Sinking fund requirements: $                           per year
commencing                             ; option to increase by
additional $                         per year.

Delayed Delivery Contracts:
        Delivery Date:
        Minimum Contract:
        Maximum aggregate principal amount:
        Fee:


                              Goldman, Sachs & Co.
                              Bear, Stearns & Co. Inc.
                              Merrill Lynch, Pierce, Fenner &
                              Smith  Incorporated
                              Banc of America Securities LLC
                              BNY Capital Markets, Inc.
                              Chase  Securities Inc.
                              J.P. Morgan Securities Inc.
                              Salomon Smith Barney Inc.
                              By: Goldman, Sachs & Co.
                              By:
                              Name:
                              Title:


Accepted:
WESTVACO CORPORATION

By
     Senior Vice President



                                             Exhibit B


               WESTVACO CORPORATION
               Debt Securities
               DELAYED DELIVERY CONTRACT

                                             [Date]


Westvaco Corporation
c/o  Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004
     Attention:

Dear Sirs:

     The undersigned hereby agrees to purchase from Westvaco Corporation, a Delaware corporation (the "Company"), and the
Company agrees to sell to the undersigned on                 ,
1999 (the "Delivery Date"),             principal amount of the
Company's      % debt securities due (the "Securities"), offered
by the Company's Prospectus dated             , 1999, as
supplemented by its Prospectus Supplement dated             ,
1999, receipt of which is hereby acknowledged, at a purchase
price of      % of the principal amount thereof, plus accrued
interest from             , 1999, to the Delivery Date, and on
the further terms and conditions set forth in this contract.

     Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds, at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or
before             , 1999, shall have sold to the Underwriters
of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms
Agreement dated             , 1999, between the Company and the
Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

     Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of
Securities in excess of $              and that the acceptance
of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first- come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

     This agreement shall be governed by the laws of the State of New York.

               Yours very truly,

                                   (Name of Purchaser)
               By
                                        (Title)


                                        (Address)


Accepted
     as of the date first above written.


WESTVACO CORPORATION
By



          PURCHASER--PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)
                                               Telephone No.
Name                                           (Including Area
                                               Code)




                                        Exhibit 4(b)(1)



   [Form of 6.85% Note due 2004]

                 WESTVACO CORPORATION

                                        CUSIP: 961548 AT 1
No.                                     $200,000,000



     WESTVACO CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture herienafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION Dollars on November 15, 2004, and to pay interest thereon from November 10, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year commencing 2000, at the rate of 6.85% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the offices or agencies of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an authenticating agent, by the manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              WESTVACO CORPORATION

[Seal]

                              By:___________________________

                                   President and Chief
Executive Officer

Attest:______________________

         Vice President
         and Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK

  as Trustee

By: ________________________________

          Authorized Signatory

[REVERSE OF SECURITY]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 1983 (herein called the "Indenture"), between the Company and Irving Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.
This Security is one of the series designated on the face hereof, limited in aggregated principal amount to $200,000,000.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.



                    ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    - as tenants in common

TEN ENT    - as tenants by the entireties

JT TEN     - as joint tenants with right of survivorship and not
             as tenants in common

UNIF GIFT MIN ACT - _______________Custodian ________________
                                      (Cust)                   (Minor)

                    Under Uniform Gifts to Minors Act

                         _______________________
                                 (State)



Additional abbreviations may also be used though not in the above list.



                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto
_____________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

          (Please print or typewrite name and address including postal zip code, of assignee)

the within Security and all rights thereunder, hereby
irrevocably constitutes and appoints
________________________________________________________________
________________________________________________________________
________________________________________________________________


to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: ______________________      _____________________________


                              NOTICE:  The signature to this
                              assignment must correspond with
                              the name as written upon the face
                              of the within instrument in every
                              particular, without alteration or
                              enlargement or any change
                              whatsoever.



                                             Exhibit 4(b)(2)

               [Form of 7.10% Note due 2009]
                    WESTVACO CORPORATION
                                                CUSIP: 961548 AU 8
No.                                             $200,000,000


     WESTVACO CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture herienafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION Dollars on November 15, 2009, and to pay interest thereon from November 10, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year commencing 2000, at the rate of 7.10% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the offices or agencies of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an authenticating agent, by the manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:
                              WESTVACO CORPORATION

                              By:___________________________

[Seal]

Attest:


____________________________


     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK
                               as Trustee


                              By:___________________________



                     [REVERSE OF SECURITY]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 1983 (herein called the "Indenture"), between the Company and Irving Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.
This Security is one of the series designated on the face hereof, limited in aggregated principal amount to $200,000,000.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                      ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    - as tenants in common
TEN ENT    - as tenants by the entireties
JT TEN      -as joint tenants with right of survivorship and
             not as tenants in common

UNIF GIFT MIN ACT - _______________Custodian ________________
                         (Cust)                  (Minor)
                         Under Uniform Gifts to Minors Act

                              _______________________
                                 (State)

Additional abbreviations may also be used though not in the above list.


                    ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto __________________________________________
PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
_____________________
_____________________

________________________________________________________________
________________________________________________________________

(Please print or typewrite name and address including postal zip code, of assignee)

the within Security and all rights thereunder, hereby irrevocably constitutes and appoints
________________________________________________________________
______
________________________________________________________________
______
________________________________________________________________
______
to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: ______________________      _____________________________

                              NOTICE:  The signature to this
                              assignment must correspond
                              with the name as written upon
                              the face of the within
                              instrument in every
                              particular, without alteration
                              or enlargement or any change
                              whatsoever.



                                            Exhibit 4(c)
                   CERTIFICATION

     I, JOHN W. HETHERINGTON, certify that I am the duly elected and qualified Vice President and Secretary of Westvaco Corporation, a corporation organized and existing under the laws of the State of Delaware, and that the following is true and correct copy of a certain resolution duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with the Bylaws of said corporation on the 27th day of April, 1999, and that such resolution is now in full force and effect:

        RESOLVED that the Corporation authorize the issuance of up to $600,000,000 of debt securities, which may be designated as either debentures or notes (the "Securities"), in either a single borrowing or a series of borrowings, on such terms as shall be hereafter determined by the officers of the Corporation referred to below.

        FURTHER RESOLVED that the Chairman, President, or Chief Executive Officer of the corporation, together with the Executive or any Senior Vice
        President, are authorized to approve on behalf of the corporation for each borrowing (1) the principal amount of and the interest rate to be borne by the Securities, the maturity date thereof, and the redemption and sinking fund provisions, if any, thereof; (2) the choice of underwriters; (3) the price to be paid for the Securities by the Underwriters; (4) the date on which such Securities shall be issued and sold; and (5) any other prices, terms or conditions as the above officers in their sole discretion may deem necessary or advisable.

        FURTHER RESOLVED that the corporation shall file a Registration Statement with the Securities and Exchange Commission on such form as the Chairman, President, Chief
        Executive Officer, Executive or any Senior
        Vice President of the corporation, may
        approve.

        FURTHER RESOLVED that the Chairman, President,
        Chief Executive Officer, Executive or any
        Senior Vice President of the corporation, is authorized to execute, in the name and on behalf of the corporation, and to cause to be filed with the Securities and Exchange
        Commission, such amendments, supplements and stickers to such Registration Statement as the executing officers may deem necessary or advisable.

        FURTHER RESOLVED that the Chairman, President,
        Chief Executive Officer, Executive or any
        Senior Vice President of the corporation, is authorized to execute, in the name and on behalf of the corporation and under its corporate seal attested by its Secretary or any Assistant Secretary and to deliver, any Indentures or Supplemental Indentures
        (collectively, the "Indentures"), Purchase or
        Underwriting Agreements or other documents relating to the issuance and sale of such Securities, and the aforementioned officers are authorized to approve on behalf of the corporation the forms, terms and provisions of such documents.

        FURTHER RESOLVED that the Chairman, President,
        Chief Executive Officer, Executive or any
        Senior Vice President of the corporation, is authorized in the name of and on behalf of the corporation to appoint a bank or trust company having an office in the City and State of New
        York as Trustee, Registrar and Transfer Agent for such Securities and that such bank or trust company is designated and appointed as the office or agency of the corporation in such Borough of Manhattan where notices and demands to or upon the corporation in respect to its Securities, may be served and where the Securities may be presented for payment.

        FURTHER RESOLVED that the Chairman, President,
        Chief Executive Officer, Executive or any
        Senior Vice President of the corporation, is authorized by his manual or facsimile signature to execute, in the name and on behalf of the corporation and under its corporate seal or a facsimile thereof, attested by the manual or facsimile signature of its Secretary or any Assistant Secretary, not in excess of $600,000,000 aggregate principal amount of such Securities, in fully registered form in denominations of $1,000 or any multiple thereof and the Chairman, President, Chief Executive Officer, Executive or any Senior Vice President of the corporation are, and each of them is, further authorized to request the Trustee under such Indentures to authenticate and deliver such Securities as provided in such Indentures.

        FURTHER RESOLVED that the Chairman, President,
        Chief Executive Officer, Executive or any
        Senior Vice President of the corporation, is authorized, if deemed desirable, to list on the New York Stock Exchange or any other exchange or exchanges all or part of the $600,000,000 aggregate principal amount of the Securities of the corporation; and the Chairman, President, Chief Executive Officer,
        Executive or any Senior Vice President of the corporation, are, and each of them is, authorized to execute in the name and on behalf of the corporation and (1) Applications for listing the Securities on the New York
        Stock Exchange or any other exchange or
        exchanges including documents relating to any regulatory requirements pertaining thereto;
        and (2) other documents or agreements which may be necessary or desirable (in the opinion of the executing officer as evidenced by the execution) to effect such listing; and to appear on behalf of the corporation, if required, before any committee on listing of any such exchange; and

        FURTHER RESOLVED that the Chairman, President,
        Chief Executive Officer, Executive or any
        Senior Vice President of the corporation, is authorized to execute in the name and on behalf of the corporation and under its corporate seal or otherwise and to deliver any and all instruments and documents in connection with the issuance and sale of the Securities, and to take such other action as he in his sole discretion deem necessary or advisable to effectuate the issuance and sale of the Securities.


IN WITNESS WHEREOF, I have affixed my name as Vice
President and Secretary and have caused the corporate seal of said Corporation to be thereunto affixed, this 11th day of November 1999.

                         John W. Hetherington
                         Vice President and Secretary